Exhibit 99.1

UNITED STATES BANKRUPTCY COURT

FOR THE EASTERN DISTRICT OF MISSOURI

In re Patriot Coal Corporation

	Case No. (Jointly Administered)	12-51502
	Reporting Period:	30-Sep-12

	Federal Tax I.D. #	20-5622045

CORPORATE MONTHLY OPERATING REPORT

SEPTEMBER 2012—SUPPLEMENTAL

DOCUMENTS

Intercompany Balance Summary as of September 30, 2012

I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the attached documents are true and correct to the best of my knowledge and belief.

/s/ JOHN E. LUSHEFSKI
Signature of Authorized Individual*

John E. Lushefski
Printed Name of Authorized Individual

Senior Vice President and Chief Financial Officer
Title

*	Authorized individual must be an officer, director or shareholder if debtor is a corporation; a partner if debtor is a partnership; a manager or member if debtor is a limited liability company.

January 23, 2013
Date

In re Patriot Coal Corporation	Form No.	Supplement
	Case No. (Jointly Administered)	12-51502
	Reporting Period:	30-Sep-12

	Federal Tax I.D. #	20-5622045

Intercompany Balance Summary

(Amounts in thousands)

Debtor	Case Number	AR/AP	30-Jun-12	30-Sep-12	Change
Patriot Coal Corporation	12-51502	A/P	$(8,253,204)	$(8,713,896)	$(460,692)
Patriot Coal Corporation	12-51502	A/R	8,511,525	8,900,349	388,824
PCX Enterprises, Inc.	12-52019	A/P	(98)	(98)	0
Affinity Mining Company	12-52020	A/P	(251)	(266)	(15)
Affinity Mining Company	12-52020	A/R	2,221	2,215	(6)
Apogee Coal Company, LLC	12-52026	A/P	(832,626)	(879,675)	(47,049)
Apogee Coal Company, LLC	12-52026	A/R	917,060	953,977	36,917
Appalachia Mine Services, LLC	12-52021	A/P	(76,622)	(80,105)	(3,483)
Appalachia Mine Services, LLC	12-52021	A/R	95,937	99,863	3,926
Beaver Dam Coal Company, LLC	12-52022	A/P	(13)	(13)	0
Beaver Dam Coal Company, LLC	12-52022	A/R	48,046	48,046	0
Big Eagle, LLC	12-52027	A/R	0	0	0
Big Eagle Rail, LLC	12-52028	A/P	(4,701)	(4,713)	(12)
Big Eagle Rail, LLC	12-52028	A/R	4,556	4,577	21
Black Stallion Coal Company, LLC	12-52030	A/P	(547,850)	(568,380)	(20,530)
Black Stallion Coal Company, LLC	12-52030	A/R	827,773	854,686	26,913
Black Walnut Coal Company	12-52029	A/P	(4,786)	(4,787)	(1)
Black Walnut Coal Company	12-52029	A/R	7,512	7,512	0
Bluegrass Mine Services, LLC	12-52031	A/P	(40,970)	(43,072)	(2,102)
Bluegrass Mine Services, LLC	12-52031	A/R	636,753	638,855	2,102
Brook Trout Coal, LLC	12-52034	A/P	(0)	(0)	0
Brook Trout Coal, LLC	12-52034	A/R	170,063	170,063	0
Catenary Coal Company, LLC	12-52036	A/P	(506,529)	(544,036)	(37,507)
Catenary Coal Company, LLC	12-52036	A/R	445,450	485,665	40,215
Central States Coal Reserves of Kentucky, LLC	12-52038	A/P	(61,071)	(61,097)	(26)
Central States Coal Reserves of Kentucky, LLC	12-52038	A/R	186,930	188,197	1,267
Charles Coal Company, LLC	12-52037	A/P	(0)	(0)	0
Charles Coal Company, LLC	12-52037	A/R	102	102	0
Cleaton Coal Company	12-52039	A/P	(10,818)	(10,863)	(45)
Cleaton Coal Company	12-52039	A/R	21	23	2
Coal Clean LLC	12-52040	A/P	(17,470)	(18,792)	(1,322)
Coal Clean LLC	12-52040	A/R	18,556	20,008	1,452
Coal Properties, LLC	12-52041	A/P	(111,391)	(111,391)	0
Coal Properties, LLC	12-52041	A/R	576	576	0
Coal Reserve Holding Limited Liability Company No. 2	12-52042	A/P	(830)	(830)	0
Coal Reserve Holding Limited Liability Company No. 2	12-52042	A/R	17	17	0
Colony Bay Coal Company	12-52043	A/P	(120,551)	(120,825)	(274)
Colony Bay Coal Company	12-52043	A/R	38,430	38,387	(43)
Cook Mountain Coal Company, LLC	12-52044	A/P	(748)	(748)	0
Cook Mountain Coal Company, LLC	12-52044	A/R	6,347	6,347	0
Corydon Resources LLC	12-52045	A/P	(66)	(67)	(1)
Coyote Coal Company LLC	12-52047	A/P	(531,308)	(558,344)	(27,036)
Coyote Coal Company LLC	12-52047	A/R	591,881	643,916	52,035
Dakota LLC	12-52050	A/P	(17,017)	(17,098)	(81)
Dakota LLC	12-52050	A/R	624	500	(124)
Day LLC	12-52049	A/P	(327)	(327)	0
Day LLC	12-52049	A/R	344	344	0
Dixon Mining Company, LLC	12-52051	A/P	(23)	(23)	0
Dodge Hill Mining Company, LLC	12-52055	A/P	(223,045)	(235,098)	(12,053)
Dodge Hill Mining Company, LLC	12-52055	A/R	214,647	228,191	13,544
EACC Camps, Inc.	12-52056	A/P	(817)	(863)	(46)
Eastern Associated Coal, LLC	12-52057	A/P	(3,575,682)	(3,699,718)	(124,036)
Eastern Associated Coal, LLC	12-52057	A/R	3,903,106	4,049,809	146,703
Eastern Coal Company, LLC	12-52059	A/P	(13,408)	(13,408)	0
Eastern Coal Company, LLC	12-52059	A/R	65,408	65,408	0
Eastern Royalty, LLC	12-52060	A/P	(60,971)	(60,971)	0
Eastern Royalty, LLC	12-52060	A/R	11,609	12,373	764
Emerald Processing, L.L.C.	12-52061	A/P	(8,685)	(8,693)	(8)
Emerald Processing, L.L.C.	12-52061	A/R	8,891	8,927	36
Gateway Eagle Coal Company, LLC	12-52062	A/P	(40,122)	(49,730)	(9,608)
Gateway Eagle Coal Company, LLC	12-52062	A/R	26,537	37,685	11,148

In re Patriot Coal Corporation	Form No.	Supplement
	Case No. (Jointly Administered)	12-51502
	Reporting Period:	30-Sep-12

	Federal Tax I.D. #	20-5622045

Intercompany Balance Summary

(Amounts in thousands)

Debtor	Case Number	AR/AP	30-Jun-12	30-Sep-12	Change
Grand Eagle Mining, LLC	12-52064	A/P	(437,566)	(446,239)	(8,673)
Grand Eagle Mining, LLC	12-52064	A/R	454,607	462,544	7,937
Heritage Coal Company LLC	12-52063	A/P	(1,073,683)	(1,126,277)	(52,594)
Heritage Coal Company LLC	12-52063	A/R	709,349	758,111	48,762
Highland Mining Company, LLC	12-52065	A/P	(584,232)	(623,468)	(39,236)
Highland Mining Company, LLC	12-52065	A/R	844,072	885,803	41,731
Hillside Mining Company	12-52066	A/P	(21,358)	(24,185)	(2,827)
Hillside Mining Company	12-52066	A/R	18,715	22,053	3,338
Hobet Mining, LLC	12-52068	A/P	(929,589)	(972,954)	(43,365)
Hobet Mining, LLC	12-52068	A/R	958,742	995,705	36,963
Indian Hill Company LLC	12-52069	A/P	(2,432)	(2,534)	(102)
Infinity Coal Sales, LLC	12-52070	A/P	(96,341)	(96,352)	(11)
Infinity Coal Sales, LLC	12-52070	A/R	1,578	1,589	11
Interior Holdings, LLC	12-52072	A/P	(62)	(62)	0
IO Coal LLC	12-52073	A/P	(3,143)	(3,132)	11
IO Coal LLC	12-52073	A/R	2,193	2,193	0
Jarrell’s Branch Coal Company	12-52075	A/P	(135,158)	(134,885)	273
Jarrell’s Branch Coal Company	12-52075	A/R	108,451	108,410	(41)
Jupiter Holdings LLC	12-52076	A/P	(101,083)	(101,645)	(562)
Jupiter Holdings LLC	12-52076	A/R	9,956	9,956	0
Kanawha Eagle Coal, LLC	12-52077	A/P	(556,852)	(583,447)	(26,595)
Kanawha Eagle Coal, LLC	12-52077	A/R	522,437	529,279	6,842
Kanawha River Ventures I, LLC	12-52078	A/P	(11,100)	(11,100)	0
Kanawha River Ventures I, LLC	12-52078	A/R	11,468	11,468	0
Kanawha River Ventures II, LLC	12-52079	A/P	(0)	(0)	0
Kanawha River Ventures III, LLC	12-52080	A/P	(401)	(411)	(10)
Kanawha River Ventures III, LLC	12-52080	A/R	327	338	11
Little Creek LLC	12-52082	A/P	(1,486)	(1,555)	(69)
Little Creek LLC	12-52082	A/R	3,642	3,736	94
Logan Fork Coal Company	12-52083	A/P	(4,715)	(4,715)	(0)
Logan Fork Coal Company	12-52083	A/R	29,634	29,634	0
Magnum Coal Company LLC	12-52084	A/P	(911,460)	(959,583)	(48,123)
Magnum Coal Company LLC	12-52084	A/R	558,823	541,498	(17,325)
Magnum Coal Sales LLC	12-52085	A/P	(1,251,416)	(1,249,493)	1,923
Magnum Coal Sales LLC	12-52085	A/R	1,100,856	1,099,327	(1,529)
Martinka Coal Company, LLC	12-52086	A/P	(87,710)	(88,205)	(495)
Martinka Coal Company, LLC	12-52086	A/R	23,494	23,494	0
Midland Trail Energy LLC	12-52087	A/P	(185,985)	(194,992)	(9,007)
Midland Trail Energy LLC	12-52087	A/R	184,249	193,329	9,080
Mountain View Coal Company, LLC	12-52089	A/P	(6,130)	(6,192)	(62)
Mountain View Coal Company, LLC	12-52089	A/R	57,809	57,766	(43)
New Trout Coal Holdings II, LLC	12-52090	A/P	(0)	(0)	0
Newtown Energy, Inc.	12-52091	A/P	(16,172)	(23,804)	(7,632)
Newtown Energy, Inc.	12-52091	A/R	17,464	25,837	8,373
Ohio County Coal Company, LLC	12-52094	A/P	(566,094)	(566,523)	(429)
Ohio County Coal Company, LLC	12-52094	A/R	412,368	414,146	1,778
Panther LLC	12-52095	A/P	(588,023)	(631,536)	(43,513)
Panther LLC	12-52095	A/R	761,597	826,135	64,538
Patriot Coal Company, L.P.	12-52096	A/P	(934,426)	(944,411)	(9,985)
Patriot Coal Company, L.P.	12-52096	A/R	452,590	464,685	12,095
Patriot Coal Sales LLC	12-52097	A/P	(7,131,696)	(7,545,325)	(413,629)
Patriot Coal Sales LLC	12-52097	A/R	7,287,666	7,679,458	391,792
Patriot Coal Services LLC	12-52102	A/P	(760,618)	(842,624)	(82,006)
Patriot Coal Services LLC	12-52102	A/R	706,130	792,471	86,341
Patriot Leasing Company LLC	12-52103	A/P	(212,158)	(225,464)	(13,306)
Patriot Leasing Company LLC	12-52103	A/R	203,863	212,589	8,726
Patriot Reserve Holdings, LLC	12-52105	A/P	(120)	(87)	33
Patriot Reserve Holdings, LLC	12-52105	A/R	12,561	13,929	1,368
Pine Ridge Coal Company, LLC	12-52107	A/P	(1,066,156)	(1,071,103)	(4,947)
Pine Ridge Coal Company, LLC	12-52107	A/R	475,448	475,426	(22)
Pond Fork Processing LLC	12-52110	A/P	(388)	(391)	(3)

In re Patriot Coal Corporation	Form No.	Supplement
	Case No. (Jointly Administered)	12-51502
	Reporting Period:	30-Sep-12

	Federal Tax I.D. #	20-5622045

Intercompany Balance Summary

(Amounts in thousands)

Debtor	Case Number	AR/AP	30-Jun-12	30-Sep-12	Change
Pond Fork Processing LLC	12-52110	A/R	393	393	0
Remington Holdings LLC	12-52117	A/P	(7,640)	(7,640)	0
Remington Holdings LLC	12-52117	A/R	25	25	0
Remington II LLC	12-52118	A/P	(0)	(0)	0
Remington LLC	12-52119	A/P	(218,964)	(230,009)	(11,045)
Remington LLC	12-52119	A/R	19,013	18,806	(207)
Rivers Edge Mining, Inc.	12-52120	A/P	(83,481)	(84,237)	(756)
Rivers Edge Mining, Inc.	12-52120	A/R	368,231	368,272	41
Robin Land Company, LLC	12-52121	A/P	(56,074)	(60,753)	(4,679)
Robin Land Company, LLC	12-52121	A/R	202,329	220,036	17,707
Snowberry Land Company	12-52124	A/P	(32,505)	(32,505)	0
Snowberry Land Company	12-52124	A/R	13,753	13,753	0
Speed Mining LLC	12-52125	A/P	(136,018)	(148,890)	(12,872)
Speed Mining LLC	12-52125	A/R	109,714	118,693	8,979
Sterling Smokeless Coal Company, LLC	12-52127	A/P	(563)	(566)	(3)
Sterling Smokeless Coal Company, LLC	12-52127	A/R	185,080	185,077	(3)
The Presidents Energy Company LLC	12-52130	A/P	(7)	(7)	0
Thunderhill Coal LLC	12-52131	A/P	(598)	(598)	0
Thunderhill Coal LLC	12-52131	A/R	577	577	0
Trout Coal Holdings, LLC	12-52132	A/P	(156,787)	(156,787)	0
Viper LLC	12-52134	A/P	(0)	(0)	0
Weatherby Processing LLC	12-52135	A/P	(896)	(896)	0
Weatherby Processing LLC	12-52135	A/R	876	876	(0)
Wildcat Energy LLC	12-52136	A/P	(10,680)	(12,804)	(2,124)
Wildcat Energy LLC	12-52136	A/R	11,144	13,435	2,291
Wildcat, LLC	12-52137	A/P	(22,491)	(22,555)	(64)
Wildcat, LLC	12-52137	A/R	5,360	5,360	0
Will Scarlet Properties LLC	12-52138	A/P	(120)	(121)	(1)
Will Scarlet Properties LLC	12-52138	A/R	564	483	(81)
Winchester LLC	12-52139	A/P	(0)	(0)	0
Winchester LLC	12-52139	A/R	2,817	2,817	0
Winifrede Dock Limited Liability Company	12-52140	A/P	(14,008)	(14,146)	(138)
Winifrede Dock Limited Liability Company	12-52140	A/R	14,381	14,546	165
Yankeetown Dock, LLC	12-52141	A/P	(3,271)	(3,280)	(9)
Yankeetown Dock, LLC	12-52141	A/R	466	465	(1)

		TOTAL	$121,878	$4,726	$(117,152)

The total amounts indicate the net intercompany balances with non-debtor entities.